Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter 2010

Franklin Street Properties Corp.  ●  401 Edgewater Place  ●  Wakefield, MA 01880  ●  (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	21
Key Financial Data		20 Largest Tenants, Industry Profile	22
Financial Highlights	6	Lease Expirations by Square Feet	23
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	24
Income Statements	8
EPS, FFO, GOS and FFO+GOS	9	Transactional Drivers
Balance Sheets	10	Capital Recycling: Acquisitions and Dispositions	25
Cash Flow Statements	11	Investment Banking Performance	26
Segment Information	12-13
Property Net Operating Income (NOI): Cash and GAAP Basis	14	FFO and FFO+GOS Reconciliations	27
Capital Analysis	15	FFO and FFO+GOS Definitions	28
		FAD Reconciliation and Definition	29
Portfolio Overview		EBITDA Reconciliation and Definition	30
Property by Form of FSP Participation	16	NOI Reconciliation and Definition	31
Regional Analysis, Map	17
Owned Property List	18
Properties with annualized rent per square foot	19
Capital Expenditures	20

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

September 30, 2010	2

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of September 30, 2010)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	33
Total Square Feet	6.4 Million
Common Shares Outstanding	79,837,405
Quarterly Dividend	$0.19
Dividend Yield	6.12%
Total Market Capitalization	$992 Million
Insider Holdings	13.0%

September 30, 2010	3

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

September 30, 2010	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
High Price	12.86	15.70	15.01	15.36	15.20	14.84	14.88
Low Price	10.99	11.04	11.64	10.35	12.00	11.43	9.57
Closing Price, at the end of the quarter	12.42	11.81	14.43	14.61	13.10	13.25	12.30
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	6.12%	6.44%	5.27%	5.20%	5.80%	5.74%	6.18%
Common shares outstanding (millions)	79.84	79.68	79.68	79.68	79.68	70.48	70.48

Timing

Quarterly results are expected to be announced during the week ending on these dates:

First Quarter:	6-May-11	Third Quarter:	4-Nov-11
Second Quarter:	5-Aug-11	Fourth Quarter:	25-Feb-11

September 30, 2010	5

Financial Highlights (in thousands, except per share data)

								For the Year
	For the Three Months Ended							Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Income Items:
Revenue:
Rental	$30,799	$29,261	$31,368	$29,818	$29,254	$31,702	$31,300	$122,074
Related party revenue	800	1,852	896	583	860	371	4,434	6,248
Other	9	6	20	18	18	19	6	61
Total revenue	31,608	31,119	32,284	30,419	30,132	32,092	35,740	128,383

Total expenses	26,375	25,550	27,972	23,738	25,821	25,912	28,134	103,605

Income before interest income, equity in earnings in non-consolidated REITs and taxes	5,233	5,569	4,312	6,681	4,311	6,180	7,606	24,778
Interest income	8	9	4	36	36	16	9	97
Equity in earnings in non-consolidated REITs	253	380	404	792	443	475	284	1,994

Income before taxes	5,494	5,958	4,720	7,509	4,790	6,671	7,899	26,869
Income tax expense (benefit)	(68)	4	(37)	(299)	(75)	(270)	65	(579)

Income from continuing operations	5,562	5,954	4,757	7,808	4,865	6,941	7,834	27,448
Income from discontinued operations	-	-		-	-	-	-	-
Gain on sale of assets	-	-		-	-	-	424	424

Net income	$5,562	$5,954	$4,757	$7,808	$4,865	$6,941	$8,258	$27,872

FFO+GOS*:
FFO	$16,650	$16,702	$16,052	$17,338	$17,409	$17,537	$19,075	$71,359
GOS	-	-	-	-	-	-	424	424
FFO+GOS	$16,650	$16,702	$16,052	$17,338	$17,409	$17,537	$19,499	$71,783

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.11	$0.07	$0.10	$0.10	$0.38
FFO	0.21	0.21	0.20	0.25	0.25	0.25	0.24	0.98
GOS	-	-	-	-	-	-	-	-
FFO+GOS	0.21	0.21	0.20	0.25	0.25	0.25	0.24	0.98

Weighted Aveage Shares (diluted)	79,681	79,681	79,751	70,481	70,481	71,281	79,681	73,001

Balance Sheet Items:
Real estate, net	$916,955	$935,530	$932,689	$839,826	$869,557	$926,555	$921,833	$921,833
Other assets, net	235,359	251,371	256,508	178,682	195,939	219,220	233,933	233,933
Total assets, net	1,152,314	1,186,901	1,189,197	1,018,508	1,065,496	1,145,775	1,155,766	1,155,766
Total liabilities, net	224,537	268,049	278,910	175,075	229,903	201,796	218,492	218,492
Shareholders' equity	927,777	918,852	910,287	843,433	835,593	943,979	937,274	937,274

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	6

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2006
2007
2008
2009
9 Mos 2009
9 Mos 2010
Rental income from properties
Gain on sale of properties
Fee income from real estate banking

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2006
2007
2008
2009
9 Mos 2010

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	7

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

								For the
	For the Three Months Ended							Year Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Revenue:
Rental	$30,799	$29,261	$31,368	$29,818	$29,254	$31,702	$31,300	$122,074
Related party revenue:
Syndication fees	122	540	20	10	29	-	2,389	2,428
Transaction fees	146	753	246	28	514	1	1,537	2,080
Management fees and interest income from loans	532	559	630	545	317	370	508	1,740
Other	9	6	20	18	18	19	6	61
Total revenue	31,608	31,119	32,284	30,419	30,132	32,092	35,740	128,383

Expenses:
Real estate operating expenses	7,973	7,358	8,737	7,280	7,144	7,752	8,646	30,822
Real estate taxes and insurance	5,246	4,318	4,839	4,829	4,686	5,364	4,349	19,228
Depreciation and amortization	9,219	9,243	10,414	7,914	10,225	8,801	9,353	36,293
Selling, general and administrative	2,171	2,559	2,074	2,008	2,127	2,243	2,513	8,891
Commissions	114	336	16	130	40	8	1,623	1,801
Interest	1,652	1,736	1,892	1,577	1,599	1,744	1,650	6,570
Total expenses	26,375	25,550	27,972	23,738	25,821	25,912	28,134	103,605

Income before interest income, equity in earnings of
non-consolidated REITs and taxes	5,233	5,569	4,312	6,681	4,311	6,180	7,606	24,778
Interest income	8	9	4	36	36	16	9	97
Equity in earnings of non-consolidated REITs	253	380	404	792	443	475	284	1,994

	5,494	5,958	4,720	7,509	4,790	6,671	7,899	26,869
Income tax expense (benefit)	(68)	4	(37)	(299)	(75)	(270)	65	(579)

Income from continuing operations	5,562	5,954	4,757	7,808	4,865	6,941	7,834	27,448
Gain on sale of assets	-	-	-	-	-	-	424	424

Net income	$5,562	$5,954	$4,757	$7,808	$4,865	$6,941	$8,258	$27,872

Weighted average number of shares outstanding,
basic and diluted	79,681	79,681	79,751	70,481	70,481	71,281	79,681	73,001

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.07	$0.07	$0.06	$0.11	$0.07	$0.10	$0.10	$0.38
Gains on sales of assets	-	-	-	-	-	-	-	-
Net income per share, basic and diluted	$0.07	$0.07	$0.06	$0.11	$0.07	$0.10	$0.10	$0.38

September 30, 2010	8

EPS, FFO, GOS and FFO+GOS*

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	9

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2009	2009	2009	2009
Assets:
Real estate assets:
Land	$126,447	$135,075	$135,075	$107,153	$114,677	$126,695	$126,447
Buildings and improvements	895,671	912,153	915,977	812,470	840,605	891,918	894,012
Fixtures and equipment	354	458	458	299	310	310	328
	1,022,472	1,047,686	1,051,510	919,922	955,592	1,018,923	1,020,787
Less accumulated depreciation	105,517	112,156	118,821	80,096	86,035	92,368	98,954
Real estate assets, net	916,955	935,530	932,689	839,826	869,557	926,555	921,833

Acquired real estate leases, net	41,783	56,431	53,344	26,042	38,996	48,003	44,757
Investment in non-consolidated REITs	91,787	90,782	89,995	82,388	94,579	93,936	92,910
Assets held for syndication, net	2,791	-	-	13,004	-	-	4,827
Cash and cash equivalents	22,815	21,487	20,554	27,650	24,542	26,385	27,404
Restricted cash	50	59	55	336	335	331	334
Tenant rent receivables, net	1,385	900	2,123	1,084	720	1,400	1,782
Straight-line rent receivable, net	14,215	14,955	16,157	9,190	9,219	9,724	10,754
Prepaid expenses	2,236	2,280	2,511	2,253	2,267	3,430	2,594
Related party mortgage loan receivable	41,325	46,270	53,756	4,725	12,115	23,264	36,535
Other assets	1,220	1,620	1,387	1,517	2,271	1,860	1,228
Deferred leasing commissions, net	15,752	16,587	16,626	10,493	10,895	10,887	10,808
Total assets	$1,152,314	$1,186,901	$1,189,197	$1,018,508	$1,065,496	$1,145,775	$1,155,766

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$119,968	162,968	167,968	$72,468	$124,038	$91,008	$109,008
Term loan payable	75,000	75,000	75,000	75,000	75,000	75,000	75,000
Accounts payable and accrued expenses	20,467	18,766	25,064	17,687	21,252	25,351	23,787
Accrued compensation	274	1,040	1,334	250	500	750	1,416
Tenant security deposits	1,696	2,004	1,922	1,795	1,765	1,757	1,808
Other liabilities: derivative termination value	1,995	1,735	1,416	3,080	2,394	2,269	2,076
Acquired unfavorable real estate leases, net	5,137	6,536	6,206	4,795	4,954	5,661	5,397
Total liabilities	224,537	268,049	278,910	175,075	229,903	201,796	218,492

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-	-
Common stock	8	8	8	7	7	8	8
Additional paid-in capital	1,003,712	1,003,712	1,005,211	889,019	889,019	1,003,729	1,003,713
Accumulated other comprehensive loss	(1,995)	(1,735)	(1,416)	(3,080)	(2,394)	(2,269)	(2,076)
Accumulated distributions in excess of accumulated earnings	(73,948)	(83,133)	(93,516)	(42,513)	(51,039)	(57,489)	(64,371)
Total stockholders’ equity	927,777	918,852	910,287	843,433	835,593	943,979	937,274
Total liabilities and stockholders’ equity	$1,152,314	$1,186,901	$1,189,197	$1,018,508	$1,065,496	$1,145,775	$1,155,766

September 30, 2010	10

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months ended September 30,		Twelve Months ended December 31
	2010	2009	2009	2008

Cash flows from operating activities:
Net income	$16,273	$19,614	$27,872	$31,959
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	-	(424)	-
Depreciation and amortization expense	29,078	27,141	36,561	30,444
Amortization of above market lease	1,243	2,544	3,359	4,283
Equity in earnings (losses) from non-consolidated REITs	(1,037)	(1,710)	(2,012)	(2,747)
Distributions from non-consolidated REITs	3,923	4,257	5,628	5,348
Increase in bad debt reserve	920	111	111	79
Changes in operating assets and liabilities:
Restricted cash	279	5	2	-
Tenant rent receivables	(1,261)	(182)	(564)	64
Straight-line rents	(2,961)	(849)	(1,879)	(1,406)
Prepaid expenses and other assets	(126)	(472)	907	(901)
Accounts payable and accrued expenses	615	4,294	2,760	448
Accrued compensation	(82)	(904)	(238)	90
Tenant security deposits	114	(117)	(66)	-
Payment of deferred leasing commissions	(7,894)	(2,202)	(2,659)	(3,353)

Net cash provided by operating activities	39,084	51,530	69,358	64,308

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(48,659)	(130,819)	(132,323)	(78,396)
Investment in non-consolidated REITs	(2)	(13,200)	(13,218)	(10)
Investment in related party mortgage loan receivable	(17,221)	(22,139)	(35,410)	(1,125)
Changes in deposits on real estate assets	-	-	-	(1,300)
Investment in assets held for syndication, net	4,858	13,017	8,159	12,236
Proceeds received on sales of real estate assets	-	-	672	-

Net cash used in investing activities	(61,024)	(153,141)	(172,120)	(68,595)

Cash flows from financing activities:
Distributions to stockholders	(45,418)	(40,173)	(55,313)	(70,481)
Proceeds from equity offering, net	1,548	115,385	114,695	-
Borrowings under bank note payable, net	58,960	23,540	41,540	(17,282)
Borrowings under term note payable	-	-	-	75,000
Deferred financing costs	-	-	-	(694)

Net cash (used in) provided by financing activities	15,090	98,752	100,922	(13,457)

Net decreases in cash and cash equivalents	(6,850)	(2,859)	(1,840)	(17,744)

Cash and cash equivalents, beginning of period	27,404	29,244	29,244	46,988

Cash and cash equivalents, end of period	$20,554	$26,385	$27,404	$29,244

September 30, 2010	11

Segment Information* ($ in thousands except per share amounts)

	Three Months Ended September 30, 2010			Nine Months Ended September 30, 2010			Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009
	Real	Investment		Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$31,368	$-	$31,368	$91,428	$-	$91,428	$31,702	$-	$31,702	$90,774	$-	$90,774
Syndication Fees	-	20	20	-	682	682	-	-	-	-	39	39
Transaction Fees	-	246	246	-	1,145	1,145	-	1	1	-	543	543
Management Fees & Interest Income	630	-	630	1,721	-	1,721	370	-	370	1,232	-	1,232
Other Income	20	-	20	35	-	35	19	-	19	55	-	55

Total Revenue	32,018	266	32,284	93,184	1,827	95,011	32,091	1	32,092	92,061	582	92,643

Expenses
Rental Operating Expenses	8,737	-	8,737	24,068	-	24,068	7,752	-	7,752	22,176	-	22,176
Real Estate Taxes and Insurance	4,839	-	4,839	14,403	-	14,403	5,364	-	5,364	14,879	-	14,879
Depreciaton and Amortization	10,348	66	10,414	28,738	138	28,876	8,768	33	8,801	26,855	85	26,940
Selling, general and administrative	1,404	670	2,074	4,700	2,104	6,804	1,324	919	2,243	3,470	2,908	6,378
Commissions and Broker Expenses	-	16	16	-	466	466	-	8	8	-	178	178
Interest & Commitment Fees	1,892	-	1,892	5,280	-	5,280	1,744	-	1,744	4,920	-	4,920
Total Expenses	27,220	752	27,972	77,189	2,708	79,897	24,952	960	25,912	72,300	3,171	75,471

Income before Equity, Interest and Taxes	4,798	(486)	4,312	15,995	(881)	15,114	7,139	(959)	6,180	19,761	(2,589)	17,172
Interest Income	4	-	4	20	1	21	16	-	16	85	3	88
Equity Income SARs	404	-	404	1,037	-	1,037	475	-	475	1,710	-	1,710
Income before Taxes	5,206	(486)	4,720	17,052	(880)	16,172	7,630	(959)	6,671	21,556	(2,586)	18,970
Income Taxes	48	(85)	(37)	162	(263)	(101)	64	(334)	(270)	192	(836)	(644)
Net Income (loss)	$5,158	$(401)	$4,757	$16,890	$(617)	$16,273	$7,566	$(625)	$6,941	$21,364	$(1,750)	$19,614

Funds From Operations (FFO)*
Net Income	$5,158	$(401)	$4,757	$16,890	$(617)	$16,273	$7,566	$(625)	$6,941	$21,364	$(1,750)	$19,614
Gain on sale of assets, net	-	-	-	-	-	-	-	-	-	-	-	-
Equity in income of SARs	(404)	-	(404)	(1,037)	-	(1,037)	(475)	-	(475)	(1,710)	-	(1,710)
Cash received from SARs	1,192	-	1,192	3,923	-	3,923	1,119	-	1,119	4,257	-	4,257
Acquisition costs	(4)	-	(4)	125	-	125	391	-	391	639	-	639
Depreciation and amortization	10,445	66	10,511	29,982	138	30,112	9,528	33	9,561	29,399	85	29,484
Funds From Operations (FFO)*	16,387	(335)	16,052	49,883	(479)	49,404	18,129	(592)	17,537	53,949	(1,665)	52,284

EPS	$0.06	$0.00	$0.06	$0.21	$(0.01)	$0.20	$0.11	$(0.01)	$0.10	$0.30	$(0.02)	$0.28
FFO per Share*	$0.20	$(0.00)	$0.20	$0.63	$(0.01)	$0.62	$0.26	$(0.01)	$0.25	$0.76	$(0.02)	$0.74

Weighted Average Shares			79,751			79,704			71,281			70,750

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	12

Segment Information* ($ in thousands except per share amounts)

	Year Ended December 31, 2009			Year Ended December 31, 2008			Year Ended December 31, 2007
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$122,074	$-	$122,074	$111,198	$-	$111,198	$100,961	$-	$100,961
Syndication Fees	-	2,428	2,428	-	3,766	3,766	-	8,986	8,986
Transaction Fees	-	2,080	2,080	-	3,641	3,641	-	9,898	9,898
Management Fees & Interest Income	1,740	-	1,740	1,739	-	1,739	7,026	4	7,030
Other Income	61	-	61	72	-	72	83	35	118

Total Revenue	123,875	4,508	128,383	113,009	7,407	120,416	108,070	18,923	126,993

Expenses
Rental Operating Expenses	30,822	-	30,822	28,999	-	28,999	26,171	-	26,171
Real Estate Taxes and Insurance	19,228	-	19,228	17,740	-	17,740	16,535	-	16,535
Depreciaton and Amortization	36,170	123	36,293	30,222	138	30,360	29,200	134	29,334
Selling, general and administrative	4,828	4,063	8,891	4,229	4,039	8,268	3,440	4,026	7,466
Commissions and Broker Expenses	-	1,801	1,801	100	2,051	2,151	-	4,737	4,737
Interest & Commitment Fees	6,570	-	6,570	4,921	-	4,921	7,684	-	7,684
Total Expenses	97,618	5,987	103,605	86,211	6,228	92,439	83,030	8,897	91,927

Income before Equity, Interest and Taxes	26,257	(1,479)	24,778	26,798	1,179	27,977	25,040	10,026	35,066
Interest Income	93	4	97	709	36	745	2,317	60	2,377
Equity Income SARs	1,994	-	1,994	2,747	-	2,747	(464)	-	(464)
Income before Taxes	28,344	(1,475)	26,869	30,254	1,215	31,469	26,893	10,086	36,979
Income Taxes	249	(828)	(579)	246	(736)	(490)	226	647	873
Income from continuing operations	28,095	(647)	27,448	30,008	1,951	31,959	26,667	9,439	36,106
Income from discontinued operations	-	-	-	-	-	-	1,190	-	1,190
Gain on sale of assets	424	-	424	-	-	-	23,789	-	23,789
Net Income	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085

Funds From Operations (FFO)*
Net Income	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085
Gain on sale of assets, net	(424)	-	(424)	-	-	-	(23,789)	-	(23,789)
Equity in income of SARs	(2,012)	-	(2,012)	(2,747)	-	(2,747)	472	-	472
Cash received from SARs	5,628	-	5,628	5,348	-	5,348	1,806	-	1,806
Acquisition costs	643	-	643	-	-	-	-	-	-
Depreciation and amortization	39,529	123	39,652	34,505	138	34,643	35,340	135	35,475
Funds From Operations (FFO)*	71,883	(524)	71,359	67,114	2,089	69,203	65,475	9,574	75,049

EPS	$0.39	$(0.01)	$0.38	$0.43	$0.03	$0.45	$0.73	$0.13	$0.86
FFO per Share*	$0.98	$(0.01)	$0.98	$0.95	$0.03	$0.98	$0.93	$0.14	$1.06

Weighted Average Shares			73,001			70,481			70,651

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	13

Property Net Operating Income (NOI): Cash and GAAP Basis (in thousands)

Property NOI Cash*
			Three Months Ended			Year to date	Three Months Ended				Year Ended
		30-Sep-10
Region	Division	Sq Feet	31-Mar-10	30-Jun-10	30-Sep-10	2010 Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009 Total

Eastern	Mideast	1,538	$4,031	$4,390	$5,551	$13,972	$3,740	$3,803	$4,401	$4,839	$16,783

Midwest	East North Central	597	1,103	1,574	1,184	3,861	1,524	1,578	1,108	1,129	5,339
	West North Central	1,104	2,034	2,000	2,991	7,025	1,689	1,758	2,653	1,867	7,967
		1,701	3,137	3,574	4,175	10,866	3,213	3,336	3,761	2,996	13,306

South	Southeast	600	2,307	2,251	2,285	6,843	2,220	2,213	2,353	2,138	8,924
	Southwest	1,489	4,234	4,238	3,597	12,069	5,203	4,953	4,718	4,370	19,244
		2,089	6,541	6,489	5,882	18,912	7,423	7,166	7,071	6,508	28,168

West	Mountain	790	3,254	2,212	810	6,276	3,194	3,519	3,003	3,126	12,842
	Pacific	299	443	491	498	1,432	375	311	460	364	1,510
		1,089	3,697	2,702	1,308	7,708	3,569	3,830	3,463	3,490	14,352

Total		6,417	$17,406	$17,156	$16,916	$51,478	$17,945	$18,135	$18,696	$17,833	$72,609

Property NOI GAAP*
			Three Months Ended			Year to date	Three Months Ended				Year Ended
		30-Sep-10
Region	Division	Sq Feet	31-Mar-10	30-Jun-10	30-Sep-10	2010 Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009 Total

Eastern	Mideast	1,538	$4,666	$5,002	$5,992	$15,660	$3,749	$3,726	$4,483	$5,232	$17,190

Midwest	East North Central	597	1,110	1,602	1,210	3,922	1,570	1,592	1,161	1,191	5,514
	West North Central	1,104	2,164	2,106	3,136	7,406	1,606	1,667	2,626	2,016	7,915
		1,701	3,274	3,708	4,346	11,328	3,176	3,259	3,787	3,207	13,429

South	Southeast	600	2,356	2,355	2,359	7,070	2,391	2,343	2,477	2,245	9,456
	Southwest	1,489	4,404	4,395	3,797	12,596	5,265	4,828	4,820	4,643	19,556
		2,089	6,760	6,750	6,156	19,666	7,656	7,171	7,297	6,888	29,012

West	Mountain	790	3,229	2,502	1,100	6,831	3,334	3,548	3,019	3,114	13,015
	Pacific	299	497	533	524	1,554	404	339	515	425	1,683
		1,089	3,726	3,035	1,624	8,385	3,738	3,887	3,534	3,539	14,698

Total		6,417	$18,426	$18,495	$18,118	$55,039	$18,319	$18,043	$19,101	$18,866	$74,329

*See page 31 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

September 30, 2010	14

Capital Analysis (in thousands, except per share amounts)

	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09
Market Data:
Shares Outstanding	79,681	79,681	79,837	70,481	70,481	79,681	79,681
Closing market price per share	$14.43	$11.81	$12.42	$12.30	$13.25	$13.10	$14.61
Market capitalization	$1,149,793	$941,029	$991,581	$866,913	$933,869	$1,043,817	$1,164,135

Dividend Data:
Total dividends paid	$15,139	$15,140	$15,139	$13,391	$13,391	$13,391	$15,140
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	91%	91%	91%	76%	76%	76%	79%

Liquidity:
Cash and cash equivalents	$22,815	$21,487	$20,554	$27,650	$24,542	$26,385	$27,404
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(119,968)	(162,968)	(167,968)	(72,468)	(124,038)	(91,008)	(109,008)
Total Liquidity	$152,847	$108,519	$102,586	$205,182	$150,504	$185,377	$168,396

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

September 30, 2010	15

Portfolio Overview

	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Owned portfolio of commercial real estate:
Number of properties	33	33	32	32	32	31	29
Square feet	6,417,299	6,418,835	5,942,299	5,942,414	5,934,624	5,682,011	5,417,515
Leased percentage	82%	85%	85%	84%	90%	92%	93%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3	3	2
Square feet	1,998,519	1,998,519	1,995,041	1,995,041	1,995,041	1,994,686	1,461,224
Leased percentage	76%	77%	78%	78%	78%	78%	79%

Single Asset REITs (SARs) managed:
Number of properties	11	11	11	11	9	9	10
Square feet *	2,702,287	2,406,370	2,406,370	2,406,370	2,155,201	2,154,079	2,684,561
Leased percentage*	73%	76%	76%	91%	90%	87%	88%

Total owned, investments and managed properties:
Number of properties	47	47	46	46	44	43	41
Square feet *	11,118,105	10,823,724	10,343,710	10,343,825	10,084,866	9,830,776	9,563,300
Leased percentage*	79%	82%	82%	85%	88%	88%	90%

*Prior to September 30, 2010, excludes a property that completed construction on July 9, 2010 with approximately 295,891 square feet

September 30, 2010	16

Regional Analysis and Map (as of September 30, 2010)

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Fairview	Falls Church	VA	East	252,613
Innsbrook	Glen Allen	VA	East	303,745
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	474,661
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				6,417,299

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,982
303 East Wacker Drive	Chicago	IL	MidWest	847,559
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				4,700,806

(1) Industrial property, all others are office properties

				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	30-Sep-10	30-Sep-10

East Region Total	9	1,538,204	24.0	$ 235,637	84.0%
East North Central Division	3	596,604	9.3	79,801	84.3%
West North Central	5	1,104,430	17.2	109,263	96.4%
Midwest Region Total	8	1,701,034	26.5	189,064	92.1%
Southeast	2	599,886	9.3	121,564	95.1%
Southwest	7	1,488,969	23.2	224,670	72.3%
South Region Total	9	2,088,855	32.5	346,233	78.9%
Mountain	4	789,957	12.3	126,156	72.0%
Pacific	3	299,249	4.7	35,598	72.0%
West Region Total	7	1,089,206	17.0	161,755	72.0%

Grand Total	33	6,417,299	100.0	$ 932,689	82.4%

(a) NBV is for real estate assets, excluding intangibles

September 30, 2010	17

Owned Property List (in thousands)

		(in thousands)				NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	30-Sep-10	30-Sep-10

West	Pacific	Hillview Center	Milpitas	CA	36	4,192	100.0%
West	Pacific	Montague	San Jose	CA	146	16,969	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	42,423	85.1%
West	Mountain	390 Interlocken	Broomfield	CO	241	43,110	98.3%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	11,588	66.9%
West	Mountain	Greenwood Plaza	Englewood	CO	197	29,036	26.6%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	47,282	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	74,282	92.4%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	29,120	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	36,004	97.5%
East	Mideast	East Baltimore	Baltimore	MD	325	55,811	94.8%
East	Mideast	Bollman Place	Savage	MD	99	4,939	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	14,678	58.6%
MidWest	West North Central	Eden Bluff - Eden Prairie	Eden Prairie	MN	153	14,418	100.0%
MidWest	West North Central	121 South 8th Street	Minneapolis	MN	474	23,868	92.1%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	35,554	99.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	18,090	100.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,333	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,601	84.0%
East	Mideast	Forest Park	Charlotte	NC	62	6,277	100.0%
South	Southwest	Addison Circle	Addison	TX	294	48,507	95.8%
South	Southwest	Liberty Plaza	Addison	TX	219	24,645	76.9%
South	Southwest	Park Ten	Houston	TX	156	18,554	48.2%
South	Southwest	Eldridge Green	Houston	TX	248	42,778	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	31,104	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	17,718	55.5%
South	Southwest	Collins Crossing	Richardson	TX	299	41,362	28.8%
East	Mideast	Meadow Point	Chantilly	VA	138	21,939	97.9%
East	Mideast	Stonecroft	Chantilly	VA	111	19,527	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	17,502	100.0%
East	Mideast	Fairview	Falls Church	VA	253	60,650	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	304	41,390	31.3%
West	Pacific	Federal Way	Federal Way	WA	117	14,437	28.3%
					6,417	$ 932,689	82.4%
		(1) NBV is for real estate assets, excluding intangibles

September 30, 2010	18

Properties with Annualized Rent per Square Foot

							Percentage	Annualized	Average
				Year Built			Leased as of	Rent as of	Annualized
				or	Net Rentable	Leased	September 30,	September 30,	Rent per Leased
Property Name	City	State	Type	Renovated	Square Feet	Sq. Ft.	2010 (a)	2010 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	Office	1969	109,550	92,055	84.0%	1,500,021	$ 16.29
Forest Park	Charlotte	NC	Office	1999	62,212	62,212	100.0%	987,940	15.88
Meadow Point	Chantilly	VA	Office	1999	138,537	135,664	97.9%	1,714,475	12.64
Innsbrook	Glen Allen	VA	Office	1999	303,745	95,102	31.3%	1,581,537	16.63
East Baltimore	Baltimore	MD	Office	1989	325,445	308,445	94.8%	8,124,122	26.34
Loudoun Tech Center	Dulles	VA	Office	1999	135,888	135,888	100.0%	1,736,340	12.78
Bollman Place	Savage	MD	Industrial	1984	98,745	98,745	100.0%	611,232	6.19
Stonecroft	Chantilly	VA	Office	2008	111,469	111,469	100.0%	4,043,600	36.28
Fairview Park	Falls Church	VA	Office	2001	252,613	252,613	100.0%	6,644,676	26.30
East total					1,538,204	1,292,193	84.0%	26,943,942	20.85
Southfield Centre	Southfield	MI	Office	1977	214,697	125,835	58.6%	1,369,677	10.88
Northwest Point	Elk Grove Village	IL	Office	1999	176,848	176,848	100.0%	3,334,487	18.86
River Crossing	Indianapolis	IN	Office	1998	205,059	199,966	97.5%	4,897,049	24.49
Timberlake	Chesterfield	MO	Office	1999	232,766	230,347	99.0%	4,743,489	20.59
Timberlake East	Chesterfield	MO	Office	2000	116,197	116,197	100.0%	2,713,159	23.35
Lakeside Crossing	Sl. Louis	MO	Office	2008	127,778	127,778	100.0%	3,011,727	23.57
Eden Bluff	Eden Praire	MN	Office	2006	153,028	153,028	100.0%	3,977,266	25.99
121 South 8th Street	Minneapolis	MN	Office	1974	474,661	437,065	92.1%	6,343,385	14.51
Midwest total					1,701,034	1,567,064	92.1%	30,390,239	19.39
Blue Lagoon Drive	Miami	FL	Office	2002	212,619	212,619	100.0%	4,505,691	21.19
One Overton Place	Atlanta	GA	Office	2002	387,267	357,812	92.4%	9,149,122	25.57
Willow Bend Office Center	Plano	TX	Office	1999	116,622	64,731	55.5%	1,313,090	20.29
Park Ten	Houston	TX	Office	1999	155,715	74,997	48.2%	2,142,670	28.57
Addison Circle	Addison	TX	Office	1999	293,787	281,503	95.8%	6,660,764	23.66
Collins Crossing	Richardson	TX	Office	1999	298,766	85,944	28.8%	2,045,294	23.80
Eldridge Green	Houston	TX	Office	1999	248,399	248,399	100.0%	7,075,482	28.48
Park Ten Phase II	Houston	TX	Office	2006	156,746	153,326	97.8%	4,003,874	26.11
Liberty Plaza	Addison	TX	Office	1985	218,934	168,253	76.9%	3,246,295	19.29
South Total					2,088,855	1,647,584	78.9%	40,142,283	24.36
Centennial Technology Center	Colorado Springs	CO	Office	1999	110,730	74,030	66.9%	1,249,704	16.88
380 Interlocken	Broomfield	CO	Office	2000	240,184	204,347	85.1%	6,305,123	30.85
Greenwood Plaza	Englewood	CO	Office	2000	197,527	52,499	26.6%	582,546	11.10
390 Interlocken	Broomfield	CO	Office	2002	241,516	237,518	98.3%	5,036,748	21.21
Hillview Center	Milpitas	CA	Office	1984	36,288	36,288	100.0%	544,262	15.00
Federal Way	Federal Way	WA	Office	1982	117,010	33,165	28.3%	641,394	19.34
Montague Business Center	San Jose	CA	Office	1982	145,951	145,951	100.0%	2,184,672	14.97
West Total					1,089,206	783,798	72.0%	16,544,448	21.11

Grand Total					6,417,299	5,290,639	82.4%	$ 114,020,913	$ 21.55

(a)	Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.
(b)
Represents gross rental charges for the month of September 2010 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).

(c)	Represents the annualized rent as of September 2010 divided by leased square feet.

September 30, 2010	19

Owned Property Capital Expenditures (in thousands)

								Year
	For the Three Months Ended							Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,305	$935	$3,634	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	5,566	1,519	807	162	1,395	645	457	2,659
Building improvements	380	498	671	466	116	265	619	1,466
Total	$7,251	$2,952	$5,112	$2,001	$2,423	$1,841	$2,604	$8,869

September 30, 2010	20

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (a)	Total
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Revenue

1	TCF National Bank (b)	2	63	266,495	4.15%	2,628	2.30%
2	Noblis, Inc.	1	76	252,613	3.94%	6,645	5.83%
3	CITGO Petroleum Corporation (c)	1	137	248,399	3.87%	7,075	6.21%
4	Burger King Corporation	1	96	212,619	3.31%	4,506	3.95%
5	RGA Reinsurance Company	1	51	185,501	2.89%	3,707	3.25%
6	Citicorp Credit Services, Inc	1	75	176,848	2.76%	3,334	2.92%
7	C.H. Robinson Worldwide, Inc.	2	129	153,028	2.38%	3,977	3.49%
8	Geisecke & Devrient America, Inc.	1	53	135,888	2.12%	1,736	1.52%
9	Murphy Exploration & Production Company	1	79	133,786	2.08%	3,515	3.08%
10	Monsanto Company	1	52	127,778	1.99%	3,012	2.64%
11	Vail Holdings, Inc. (d)	1	150	121,913	1.90%	1,718	1.51%
12	Northrop Grumman Information Technology, Inc.	1	91	111,469	1.74%	4,044	3.55%
13	Maines Paper & Food Service, Inc.	1	38	98,745	1.54%	611	0.54%
14	Federal National Mortgage Association (e)	1	35	92,358	1.44%	1,755	1.54%
15	Amdocs, Inc.	1	8	91,928	1.43%	2,139	1.88%
16	County of Santa Clara	1	87	90,467	1.41%	1,347	1.18%
17	Ober, Kaler, Grimes & Shriver	1	6	88,736	1.38%	2,470	2.17%
18	ARGO Data Resource Corporation	1	71	83,944	1.31%	2,029	1.78%
19	International Business Machines Corp.	1	22	83,209	1.30%	999	0.88%
20	Corporate Holdings, LLC	1	42	81,818	1.27%	2,201	1.93%

				$ 2,837,542	44.22%	$ 59,448	52.14%

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at June 30, 2010 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	Property was acquired on June 29, 2010.
(c)
On January 20, 2010, the Company signed a new lease at a Houston, Texas property, for approximately 248,000 square feet of space with one of its tenants, CITGO Petroleum Corporation, effectively extending the lease expiration from February 29, 2012 to February 28, 2022.

(d)
On March 22, 2010, the Company signed a lease for an additional approximate 38,000 square feet of space with one of its tenants, Vail Holdings, Inc. through March 2019. The remaining space of approximately 84,000 square feet is leased through March 2023.

(e)	On June 7, 2010, Federal National Mortgage Association commenced a lease for approximately 92,000 square feet of space at an Addison, Texas property. The lease expires September 6, 2013.

September 30, 2010	21

Tenant Analysis – 20 Largest Tenants, Industry Profile (as a % of square feet at September 30, 2010)

19%
18%
16%
13%
9%
7%
5%
4%
3%
3%
3%
19% Banks and Credit Services
18% Services, Computer Consulting & Software
16% Food, Restaurants, & Agribusiness
13% Energy Services - Refiners, Engineering, Traders
9% R&D in the Physical, Engineering & Life Sciences
7% Insurance
5% Transportation/Logistics
4% Resorts
3% Government Agencies
3% Legal Services
3% Real Estate Holding Companies

September 30, 2010	22

Lease Expirations by Square Feet (as of September 30, 2010)

1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2010
2012
2014
2016
2018
2020
2022
Total Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2010	233,584	3.6%
2011	491,606	7.7%
2012	484,504	7.6%
2013	537,136	8.4%
2014	590,850	9.2%
2015	813,431	12.7%
2016	516,154	8.0%
2017	523,658	8.2%
2018	400,633	6.2%
2019	43,392	0.7%
2020	92,253	1.4%
2021	231,419	3.6%
2022	248,399	3.9%
2023	83,620	1.3%
Vacant	1,126,660	17.5%

Total	6,417,299	100.0%

September 30, 2010	23

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring	Cumulative
December 31,	Year	Leases	Leases (a)	Leases	Leases	Total
2010	56 (b)	233,584	4,677,021	20.02	4.10%	4.10%
2011	56	491,606	10,984,737	22.34	9.63%	13.74%
2012	57	484,504	10,548,280	21.77	9.25%	22.99%
2013	50	537,136	9,811,896	18.27	8.61%	31.59%
2014	31	590,850	13,424,878	22.72	11.77%	43.37%
2015	30	813,431	12,620,569	15.52	11.07%	54.44%
2016	13	516,154	12,030,233	23.31	10.55%	64.99%
2017	6	523,658	12,774,531	24.39	11.20%	76.19%
2018	6	400,633	10,507,293	26.23	9.22%	85.40%
2019	2	43,392	1,029,009	23.71	0.90%	86.31%
2020 and thereafter	10	655,691	15,612,464	23.81	13.69%	100.00%
	317	5,290,639	114,020,913	21.55	100.00%
Vacancies as of 9/30/10		1,126,660
Total Portfolio Square Footage		6,417,299

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2010 mulitplied by 12.  Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	35 Leases are Month to Month

September 30, 2010	24

Capital Recycling ($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2010
121 South 8th Street	MN/Midwest	Office	474,661	6/29/10	$ 39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/06	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA/South	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
		Property	Square		Net Sales	Gain (Loss)
2007	State/Region	Type	Feet	Date Sold	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$ 5,830	$ (4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

September 30, 2010	25

Investment Banking Performance

Gross Syndication Proceeds
($ in millions)
203.1
210.1
231.1
208.2
138.8
170.2
147.5
57.4
40.4
0.6
10.7
2001
2002
2003
2004
2005
2006
2007
2008
2009
9 Mos 2009
9 Mos 2010

September 30, 2010	26

FFO and FFO+GOS Reconciliations (in thousands, except per share amounts)

	For the three months ended							For the year ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009	2008	2007

Net income	$5,562	$5,954	$4,757	$7,808	$4,865	$6,941	$8,258	$27,872	$31,958	$61,085
(Gain) Loss on sale of assets	-	-	-	-	-	-	(424)	(424)	-	(23,789)
GAAP income from non-consolidated REITs	(253)	(380)	(404)	(792)	(443)	(475)	(301)	(2,011)	(2,746)	472
Distributions from non-consolidated REITs	1,407	1,324	1,192	1,615	1,523	1,119	1,371	5,628	5,348	1,806
Acquisition costs	-	129	(4)	-	248	391	4	643	-	-
Depreciation & amortization	9,934	9,675	10,511	8,707	11,216	9,561	10,167	39,651	34,644	35,475
Funds From Operations (FFO)	16,650	16,702	16,052	17,338	17,409	17,537	19,075	71,359	69,204	75,049
Plus gains on sales of assets (GOS)	-	-	-	-	-	-	424	424	-	23,789
FFO+GOS (Total Profits)	$16,650	$16,702	$16,052	$17,338	$17,409	$17,537	$19,499	$71,783	$69,204	$98,838

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.11	$0.07	$0.10	$0.10	$0.38	$0.45	$0.86
FFO	0.21	0.21	0.20	0.25	0.25	0.25	0.24	0.98	0.98	1.06
GOS	-	-	-	-	-	-	-	-	-	0.34
FFO+GOS	0.21	0.21	0.20	0.25	0.25	0.25	0.24	0.98	0.98	1.40

Weighted Average Shares (basic and diluted)	79,681	79,681	79,751	70,481	70,481	71,281	79,681	73,001	70,481	70,651

September 30, 2010	27

FFO and FFO+GOS Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2010	28

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the three months ended:
	31-Mar-10	30-Jun-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$5,562	$5,954	$4,757	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	-	-	-	-	-	-	(424)
GAAP income from non-consolidated REITs	(253)	(380)	(404)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,407	1,324	1,192	1,615	1,522	1,119	1,371
Acquisition costs	-	129	(4)	-	248	391	4
Depreciation & amortization	9,934	9,675	10,511	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,650	16,702	16,052	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	-	-	-	-	-	-	424
FFO+GOS (Total Profits)	$16,650	$16,702	$16,052	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,650	16,702	16,052	17,338	17,409	17,537	19,075
Straight-line rent	(1,018)	(740)	(1,203)	(374)	(69)	(405)	(1,030)
Capital expenditures	(380)	(498)	(671)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$15,252	$15,464	$14,178	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.11	$0.07	$0.10	$0.10
FFO	0.21	0.21	0.20	0.25	0.25	0.25	0.24
GOS	-	-	-	-	-	-	0
FFO+GOS	0.21	0.21	0.20	0.25	0.25	0.25	0.24
FAD	0.19	0.19	0.18	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	79,681	79,681	79,751	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any.  FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2010	29

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

				Nine Months
	For the three months ended:			Ended		For the three months ended:			Year Ended
	31-Mar-10	30-Jun-10	30-Sep-10	30-Sep-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Net income	$5,562	$5,954	$4,757	$16,273	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	1,652	1,736	1,892	5,280	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	9,934	9,675	10,511	30,120	8,707	11,216	9,561	10,167	39,651
Income taxes	(68)	4	(37)	(101)	(299)	(75)	(270)	65	(579)
EBITDA	17,080	17,369	17,123	51,572	17,793	17,605	17,976	20,140	73,514

Interest expense	$1,652	$1,736	$1,892	$5,280	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	-	-	-	-	-	-	-	-	-
Interest and scheduled principal payments	$1,652	$1,736	$1,892	$5,280	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	10.34	10.01	9.05	9.77	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	10.34	10.01	9.05	9.77	11.28	11.01	10.31	12.21	11.19

(1)	Scheduled principal payments include required principal payments on our unsecured term debt, which are scheduled to commence in November 2011 using a 30 year amortization schedule.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

September 30, 2010	30

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three months ended:			Nine Month	Three months ended:				2009
	31-Mar-10	30-Jun-10	30-Sep-10	Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	Total

Net Income	$5,562	$5,954	$4,757	$16,273	$7,808	$4,865	$6,941	$8,258	$27,872
Add (deduct):
Investment banking segment net loss (income)	479	(263)	401	617	778	346	625	(1,103)	646
Gain on sale of assets	-	-	-	-	-	-	-	(424)	(424)
Management fees (before elimination)	(484)	(359)	(362)	(1,205)	(425)	(398)	(402)	(408)	(1,633)
Depreciation and Amortization	9,184	9,205	10,348	28,737	7,887	10,200	8,768	9,314	36,169
Amortization of favorable leases	716	432	96	1,244	793	992	759	815	3,359
Selling, general and administrative	1,447	1,854	1,400	4,701	983	1,163	1,324	1,359	4,829
Interest expense	1,652	1,736	1,892	5,280	1,577	1,599	1,744	1,650	6,570
Interest income	(338)	(374)	(431)	(1,143)	(347)	(136)	(170)	(278)	(931)
Equity in earnings of nonconsolidated REITs	(253)	(380)	(404)	(1,037)	(792)	(443)	(475)	(283)	(1,993)
Non-property specific income and expenses, net	461	690	421	1,572	57	(145)	(13)	(34)	(135)
GAAP Property NOI	18,426	18,495	18,118	55,039	18,319	18,043	19,101	18,866	74,329
Straight-line rent	(1,020)	(1,339)	(1,202)	(3,561)	(374)	92	(405)	(1,033)	(1,720)
Cash Property NOI	$17,406	$17,156	$16,916	$51,478	$17,945	$18,135	$18,696	$17,833	$72,609

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2010	31